                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                               February 6, 2001


                                CACHEFLOW INC.
                                ---------------
          (Exact name of the Registrant as specified in its charter)



                 Delaware                           000-28139                              91-1715963
             ----------------                    ----------------                       ----------------
         (State of incorporation)            (Commission File Number)         (I.R.S. Employer Identification No.)

                              650 Almanor Avenue
                          Sunnyvale, California 94086


                   (Address of Principal Executive Offices)
                                  (Zip Code)


      Registrant's telephone number, including area code: (408) 220-2200


                                Not Applicable

        ---------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5:  OTHER EVENTS.

     Attached hereto as Exhibit 99.1 are condensed consolidated balance sheets and statements of operations for CacheFlow Inc. at January 31, 2001 and for the three and nine month periods then ended. This financial information has previously been issued by CacheFlow Inc. in a press release dated February 6, 2001. The financial information in the attached Exhibit 99.1 is identical to that issued in the press release.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

    (c)   EXHIBITS

              99.1 Condensed consolidated balance sheets and statements of operations for CacheFlow Inc. at January 31, 2001 and for the three and nine month periods then ended.








                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CACHEFLOW INC.

Date: February 16, 2001            By: /s/ Michael Johnson
                                   --------------------------------------
                                   Michael Johnson
                                   Vice President, Chief Financial Officer and
                                   Secretary (Principal Financial and Accounting
                                   Officer)